                                                                      EXHIBIT 4A

================================================================================

                             UNION TANK CAR COMPANY



                           ---------------------------


                        INDENTURE AND SECURITY AGREEMENT


                            Dated as of May ___, 1999


                                     Between


                       THE FIRST NATIONAL BANK OF CHICAGO,

                                                                        Trustee,

                                       and

                             UNION TANK CAR COMPANY


                           ---------------------------



================================================================================


                                  $100,000,000
                         % Senior Secured Notes Due 2010

         Filed with the Surface Transportation Board of the Department of Transportation pursuant to 49 U.S.C. Section 11301 on May ___, 1999, at [____ a.m./p.m.], Recordation Number _____, and deposited in the Office of the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act on May ___, 1999, at [____ a.m./p.m.]

Reconciliation and tie between INDENTURE AND SECURITY AGREEMENT dated as of May __, 1999 and the Trust Indenture Act of 1939. This reconciliation does not constitute part of the Indenture.


Trust Indenture Act                                                             Pass Through Trust
of 1939 Section                                                                 Agreement Section
---------------                                                                 -----------------
      310(a) (1) 7.08, 7.10
             (2) 7.08, 7.10
             (3) [Inapplicable]
             (4) 4.02; 4.03 (a) & (b)
             (5)
         (b)     7.08; 7.09; 7.10
         (c)     [Inapplicable]
      311(a)     7.14
         (b)     7.14
         (c)     [Inapplicable]
      312(a)     2.04; 6.01; 6.02
         (b)     [Inapplicable]
         (c)     [Inapplicable]
      313        7.02, 6.03
      314(a)     6.04
         (b)     [Inapplicable]
         (c)(1)  1.02
            (2)  1.02
            (3)  [Inapplicable]
         (d)(1)  [Inapplicable]
            (2)  [Inapplicable]
            (3)  [Inapplicable]
         (e)     1.02
      315(a)     7.01(a)
         (b)     7.02
         (c)     7.01(b)
         (d)     7.01(c)
         (e)     4.06
      316(a)(last sentence)1.04(c)
            (1)  (A)4.04
                 (B)4.05
             (2) [Inapplicable]
         (b)    4.07
         (c)    1.04(d)
      317(a)(1)  4.03(a)
            (2)  4.03(b)
         (b)    7.13
      318(a)     8.06

                               TABLE OF CONTENTS*


                                                                                                               Page
                                                                                                               ----
GRANTING CLAUSE...................................................................................................5

HABENDUM CLAUSE...................................................................................................5

                                   ARTICLE ONE
                                          Definitions.............................................................6

   SECTION 1.01. Definitions......................................................................................6
   SECTION 1.02. Compliance Certificates and Opinions............................................................11
   SECTION 1.03. Form of Documents Delivered to Trustee..........................................................11
   SECTION 1.04. Acts of Noteholders.............................................................................12

                                   ARTICLE TWO
                                          Notes and Issuance;Interest and Maturity ..............................13

   SECTION 2.01. Notes; Interest Payments; Maturity..............................................................13
   SECTION 2.02. Form, Execution and Characteristics of Notes....................................................14
   SECTION 2.03. Authentication of Notes.........................................................................15
   SECTION 2.04. Registration of Transfer and Exchange of Notes..................................................15
   SECTION 2.05. Persons Deemed Owners...........................................................................16
   SECTION 2.06. Cancellation....................................................................................16
   SECTION 2.07. Replacement of Lost Notes......................................................................16
   SECTION 2.08. Book-Entry and Registered Notes.................................................................17

                                  ARTICLE THREE
                                          Collateral.............................................................18

   SECTION 3.01. Additional and Substituted Equipment Subject Hereto.............................................18
   SECTION 3.02. Termination of Security.........................................................................18
   SECTION 3.03. Indemnity.......................................................................................19
   SECTION 3.04. Substitution and Replacement of Collateral......................................................19
   SECTION 3.05. Maintenance of Collateral; Casualty Occurrences.................................................20
   SECTION 3.06. Possession of Collateral........................................................................21
   SECTION 3.07. Marking of Collateral...........................................................................22


---------------
* This table of Contents has been included in the document for convenience only and does not form a part of, or affect any construction or interpretation of, this document.


                                  ARTICLE FOUR
                                         Events of Default and Remedies .........................................22

   SECTION 4.01.  Events of Default..............................................................................22
   SECTION 4.02.  Incidents of Sale of Collateral................................................................24
   SECTION 4.03.  Judicial Proceedings Instituted by Trustee.....................................................24
   SECTION 4.04.  Control by Noteholders.........................................................................25
   SECTION 4.05.  Waivers of Default.............................................................................25
   SECTION 4.06.  Undertaking to Pay Court Costs.................................................................26
   SECTION 4.07.  Unconditional Right of Holders of Notes To Sue for Principal
                             and Interest........................................................................26
   SECTION 4.08.  Remedies.......................................................................................26
   SECTION 4.09.  Application of Proceeds........................................................................27
   SECTION 4.10.  Obligations of Company Not Affected by Remedies................................................27
   SECTION 4.11.  Company To Deliver Collateral to Trustee.......................................................28
   SECTION 4.12.  Limitations on Suits by Holders of Notes.......................................................28
   SECTION 4.13.  Remedies Cumulative; Subject to Mandatory Requirements of Law..................................28

                                  ARTICLE FIVE
                                          Additional Agreements by the Company ..................................29

   SECTION 5.01.  Discharge of Liens.............................................................................29
   SECTION 5.02.  Further Assurances.............................................................................29
   SECTION 5.03.  Payment of Expenses; Recording.................................................................29
   SECTION 5.04.  Maintenance of Corporate Existence.............................................................30
   SECTION 5.05.  Consolidation, Merger or Sale of Assets Permitted..............................................30

                                   ARTICLE SIX
                                          Concerning the Holders of Notes .......................................31

   SECTION 6.01. Company to Furnish Trustee with Names and Addresses of Noteholders..............................31
   SECTION 6.02. Preservation of Information; Communications to Noteholders......................................31
   SECTION 6.03. Reports by Trustee..............................................................................32
   SECTION 6.04. Reports by the Company..........................................................................32

                                  ARTICLE SEVEN
                                          The Trustee ...........................................................33

   SECTION 7.01. Certain Duties and Responsibilities.............................................................33
   SECTION 7.02. Notice of Defaults..............................................................................34
   SECTION 7.03. Certain Rights of Trustee.......................................................................34
   SECTION 7.04. Not Responsible for Recitals or Issuance of Notes...............................................35
   SECTION 7.05. May Hold Notes..................................................................................35
   SECTION 7.06. Money Held by Trustee...........................................................................35
   SECTION 7.07. Compensation and Reimbursement..................................................................35

   SECTION 7.08.  Corporate Trustee Required; Eligibility........................................................37
   SECTION 7.09.  Resignation and Removal; Appointment of Successor..............................................37
   SECTION 7.10.  Acceptance of Appointment by Successor.........................................................39
   SECTION 7.11.  Merger, Conversion, Consolidation or Succession to Business....................................39
   SECTION 7.12.  Maintenance of Agencies........................................................................39
   SECTION 7.13.  Money for Note Payments to Be Held by Trustee..................................................40
   SECTION 7.14.  Preferential Collection of Claims..............................................................41

                                  ARTICLE EIGHT
                                           Supplements to Indenture .............................................41

   SECTION 8.01.  Supplements to Indenture Without Consent of Noteholders........................................41
   SECTION 8.02.  Supplements to Indenture with Consent of Noteholders...........................................42
   SECTION 8.03.  Documents Affecting Immunity or Indemnity......................................................43
   SECTION 8.04.  Execution of Supplements to Indentures.........................................................43
   SECTION 8.05.  Effect of Supplements to Indenture.............................................................43
   SECTION 8.06.  Conformity with Trust Indenture Act............................................................43

                                  ARTICLE NINE
                                           Miscellaneous ........................................................43

   SECTION 9.01.  Rights Confined to Parties and Holders.........................................................43
   SECTION 9.02.  No Recourse....................................................................................44
   SECTION 9.03.  Binding Upon Assigns...........................................................................44
   SECTION 9.04.  Notices .......................................................................................44
   SECTION 9.05.  Effect of Headings; Date Executed; and Governing Law...........................................44
   SECTION 9.06.  Legal Holidays.................................................................................44
   SECTION 9.07.  Counterparts...................................................................................45



SCHEDULE I  - List of Equipment
SCHEDULE II - Payment Schedule

EXHIBIT A - Form of DTC Letter of Representations

         This INDENTURE AND SECURITY AGREEMENT (this "Indenture") dated as of May ___, 1999, between THE FIRST NATIONAL BANK OF CHICAGO, solely in its capacity as Trustee, a national banking association organized and existing under the laws of the United States of America (the "Trustee"), and UNION TANK CAR COMPANY, a Delaware corporation (the "Company");

                              W I T N E S S E T H:

         WHEREAS Union Tank Car Company ___% Senior Secured Notes due 2010 (the "Notes") are to be issued and sold, at a price not less than their principal amount, in an aggregate principal amount not exceeding $100,000,000; and

         WHEREAS the text of the Notes is to be substantially in the following form:

                                 [Form of Note]

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch the registered owner hereof, Cede & Co., has an interest herein.


                        ___% SENIOR SECURED NOTE DUE 2010


                    Secured by certain Railroad Rolling Stock


No.______                                                      Chicago, Illinois
                                                           ____________ __, 1999
$----------------


         UNION TANK CAR COMPANY, a Delaware corporation (the "Company"), hereby promises to pay to _______________________________, or registered assigns, the principal sum of $____________ in lawful currency of the United States of America, on _____, 2010, together with interest thereon on the amount of such principal amount remaining unpaid from time to time from and including the date hereof until such principal amount shall be due and payable, payable on November 1, 1999 and on each May 1 and November 1 thereafter to the maturity date hereof at the rate of % per annum (computed on the basis of a 360-day year of twelve 30-day months). Interest on any overdue principal and (to the extent legally enforceable) on overdue interest shall be paid from the due date thereof at the rate of % per annum (computed on the basis of a 360-day year of twelve 30-day months), payable on demand.

         Payments with respect to the principal amount hereof, Make-Whole Amount, if any, and interest thereon shall be payable in U.S. dollars in immediately available funds at the principal bond and trustee administration office of The First National Bank of Chicago (the "Trustee"), or as otherwise provided in the Indenture and Security Agreement dated as of May __, 1999, between the Company and the Trustee (the "Indenture"). Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Note. Whenever the date scheduled for any payment to be made hereunder or under the Indenture shall not be a Business Day, then such payment need not be made on such scheduled date but may be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         Each holder hereof, by its acceptance of this Note, agrees that each payment received by it hereunder shall be applied, first, to the payment of accrued but unpaid interest on this Note then due, second, to the payment of any Make-Whole Amount then due, and third, to the payment of the remaining outstanding principal amount of this Note.

         This Note is one of the Notes referred to in the Indenture which have been or are to be issued by the Company pursuant to the terms of the Indenture. Reference is hereby made to the Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Note, as well as for a statement of the terms and conditions of the Indenture, to all of which terms and conditions in the Indenture each holder hereof agrees by its acceptance of this Note.

         This Note is subject to redemption in whole or in part, at any time at a price equal to 100% of the principal amount of the Note being redeemed, together with accrued and unpaid interest, plus a Make-Whole Amount as provided in Section 2.01 of the Indenture. The holder hereof, by its acceptance of this Note, agrees to be bound by said provisions.

         This Note is a registered Note and is transferable, as provided in the Indenture, only upon surrender of this Note for registration of transfer duly endorsed by, or accompanied by a written statement of transfer duly executed by, the registered holder hereof or his attorney duly authorized in writing. Prior to the due presentation for registration of transfer of this Note, the Company and the Trustee may deem and treat the registered holder of this Note as the absolute owner and holder hereof for the purpose of receiving payment of all amounts payable with respect hereto and for all other purposes and shall not be affected by any notice to the contrary.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         Unless the Certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         In Witness Whereof, the Company has caused this Note to be executed by one of its authorized officers as of the date hereof.


                                            UNION TANK CAR COMPANY



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                       This is one of the Notes referred to in the within-mentioned Indenture.


                                                    ----------------------------
                                                    as Trustee


                                                    By:
                                                       -------------------------
                                                       Authorized Officer

         WHEREAS, it is desired to secure to the holders of the Notes the payment of the principal thereof when due, whether by declaration or otherwise, Make-Whole Amount, if any, and interest thereon as hereinafter provided;

         WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions;


                                 GRANTING CLAUSE

         NOW, THEREFORE, THIS INDENTURE AND SECURITY AGREEMENT WITNESSETH, that, to secure the prompt payment of the principal of and interest and Make-Whole Amount, if any, on and all other amounts due with respect to the Notes from time to time outstanding hereunder and the performance and observance by the Company of all the agreements, covenants and provisions herein and in the Notes all for the benefit of the holders of the Notes, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Notes by the holders thereof, the Company does hereby assign, transfer, mortgage and pledge and confirm unto the Trustee, its successors and assigns, for the security and benefit of the holders of the Notes from time to time, a security interest in and mortgage lien on all right, title and interest of the Company in and to the following described property, rights, interests and privileges (which collectively, including all property hereafter required to be subjected to the Lien of this Indenture by any instrument supplemental hereto, being herein called the "Indenture Estate"), to wit:

                  (1) the Equipment and all substitutions therefor, all as more particularly described in this Indenture and in any Indenture Supplements executed and delivered with respect to the Equipment or any such substitutions therefor, as provided in this Indenture;

                  (2) all monies and securities now or hereafter paid or deposited or required to be paid or deposited with the Trustee pursuant to any term of this Indenture, or required to be held by the Trustee hereunder or thereunder; and

                  (3)      all proceeds of the foregoing.


                                 HABENDUM CLAUSE

         TO HAVE AND TO HOLD all and singular the aforesaid property unto the Trustee, its successors and assigns, in trust for the benefit and security of the holders of the Notes from time to time, without any priority of any one Note over any other Note, and for the uses and purposes, and subject to the terms and provisions, set forth in this Indenture.

         The Company agrees that at any time and from time to time, upon the written request of the Trustee, the Company will promptly and duly execute and deliver or cause to be executed and delivered any and all such further instruments and documents as the Trustee may reasonably deem to be necessary in order to obtain the full benefits of this assignment and of the rights and powers herein granted.

         The Company does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned, to anyone other than the Trustee.

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                   ARTICLE ONE

                                   Definitions

         SECTION 1.01. Definitions. The following terms (except as otherwise expressly provided or unless the context otherwise requires) for all purposes of this Agreement shall have the respective meanings hereinafter specified:

                  Affiliate of any corporation shall mean any corporation which, directly or indirectly, controls or is controlled by, or is under common control with, such corporation. For the purposes of this definition, control (including controlled by and under common control with), as used with respect to any corporation, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or by contract or otherwise.

                  Book-Entry Notes shall mean a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.08.

                  Business Day shall mean any day, other than a Saturday or Sunday or a day on which commercial banking institutions or trust companies are authorized or required by law, regulation or executive order to be closed in New York, New York or Chicago, Illinois or, so long as any Note is outstanding, a city and state in which the Corporate Trust Office of the Trustee is located.

                  Casualty Occurrence shall have the meaning set forth in
         Section 3.05 hereof.

                  Clearing Agency means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                  Clearing Agency Participant shall mean a broker, dealer, bank, other financial institution or other person for whom from time to time a Clearing Agency effects, directly or indirectly, book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  Collateral shall mean all Equipment and all monies and securities at the time subject to the terms of this Agreement.

                  Company shall mean Union Tank Car Company, a Delaware corporation (whose chief place of business and chief executive office is currently located at 225 West Washington Street, Chicago, Illinois 60606), and any successor or successors to it complying with the provisions of Section 5.05.

                  Corporate Trust Office shall mean the principal office of the Trustee, at which the corporate trust business of the Trustee shall, at the time in question, be administered, which office is, on the date of execution of this Agreement, located at One First National Plaza, Suite 0126, Chicago, Illinois 60670.

                  Cost, when used in respect of Equipment not built by the Company or any Affiliate of the Company, shall mean the actual cost thereof to the Company and, in respect of Equipment built by the Company or any such Affiliate, shall mean an amount not in excess of "car builder's cost", including direct cost of labor, material and overhead but excluding any manufacturing profit.

                  Default shall mean

                  (1)  any Event of Default; and

                  (2) any event which, with the giving of notice or the passage of time or both, could constitute an Event of Default.

                  The Company shall be considered to "be in Default" if a Default shall have occurred and be continuing.

                  Engineer's Certificate shall mean a certificate signed by a person appointed by the Company who shall be an engineer, appraiser or other expert, as the case may require. Such person may be an officer or employee of the Company except where this Agreement specifically requires the signature of an independent engineer, appraiser or other expert.

                  Equipment shall mean standard-gauge railroad tank cars and covered hopper cars, which tank cars and covered hopper cars are rolling stock used or intended for use in connection with interstate commerce and which were first put into use on or after January 1, 1998, all as set forth on Schedule I hereto, and having an aggregate Cost of not less than $133,333,333.

                  Event of Default shall mean any event specified in Section
         4.01 to be an Event of Default.

                  The word "holder", when used with respect to Notes, shall include the plural as well as the singular number.

                  Independent Engineer shall mean an engineer, appraiser or other expert appointed by the Company and approved by the Trustee in the exercise of reasonable care, who (a) is in fact independent, (b) does not have any substantial interest, direct or indirect, in the Company or in any other obligor on the Notes or in any Affiliate of the Company or any such other obligor and (c) is not connected with the Company or any other obligor on the Notes or any Affiliate of the Company or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  Make-Whole Amount shall mean, with respect to the principal amount of any Note to be redeemed on any redemption date, the amount to be determined as of the third Business Day prior to the applicable redemption date, equal to the product obtained by multiplying (a) the excess, if any, of (i) the sum of the present values of all the remaining scheduled payments of principal and interest from the redemption date to maturity of such Note, discounted semi-annually on each ________ and _______ at a rate equal to the Treasury Rate, based on a 360-day year of twelve 30-day months, over (ii) the aggregate unpaid principal amount of such Note plus any accrued but unpaid interest thereon by (b) a fraction the numerator of which shall be the principal amount of such Note to be redeemed on such redemption date and the denominator of which shall be the aggregate unpaid principal amount of such Note. The Make-Whole Amount will be calculated by an independent investment banking institution of national standing appointed by the Company (an "Independent Investment Banker"). In calculating the Make-Whole Amount, the Independent Investment Banker will first determine the Treasury Rate applicable to the Note.

                  Maturity Date shall mean __________________, 2010.

                  Noteholder shall mean the person in whose name a Note is registered in the Register.

                  Notes shall mean the Senior Secured Notes issued hereunder.

                  Officers' Certificate shall mean a Certificate signed by the Chairman of the Board, or the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company, which officer is in a position to know the truth and accuracy thereof.

                  Opinion of Counsel shall mean an opinion in writing signed by legal counsel who shall be acceptable to the Trustee and who may, unless in a particular instance the Trustee shall otherwise require, be an employee of or counsel to the Company or an Affiliate of the Company. The acceptance by the Trustee of, and its action on, an Opinion of Counsel shall be sufficient evidence that such counsel is satisfactory to the Trustee.

                  Penalty Rate shall mean 1% per annum over the rate specified in the Notes.

                  Record Date means with respect to any Scheduled Payment Date
         (i) for so long as Registered Notes shall not have been issued, the close of business on the Business Day next preceding such Scheduled Payment Date and (ii) after Registered Notes have been issued, the close of business on the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Scheduled Payment Date.

                  Registered Notes has the meaning specified in Section 2.02.

                  Request shall mean a written request for the action therein specified, delivered to the Trustee, dated not more than 10 days prior to the date of delivery to the Trustee and signed on behalf of the Company by the Chairman of the Board, the President, a Vice President or the Treasurer of the Company.

                  Responsible Officer means (i) with respect to the initial Trustee, any officer in the Corporate Trust Office or any other office at which the Trustee conducts corporate trust business, including any vice president or assistant vice president, any trust officer or assistant trust officer; and (ii) with respect to any successor Trustee, the chairman or vice-chairman of the board of directors or trustees, the chairman or vice-chairman of the executive or standing committee of the board of directors or trustees, the president, the chairman of the committee on trust matters, any vice-president, any second vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the comptroller and any assistant comptroller. Responsible Officer also means, with respect to any Trustee, any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be any of the above designated officers, and with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  Scheduled Payment Date shall have the meaning set forth in
         Section 2.01.

                  Treasury Rate shall mean, with respect to redemption of a Note, a per annum rate (expressed as a semiannual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield), determined to be the per annum rate equal to the semiannual yield to maturity for United States Treasury securities maturing on the Average Life Date of such Note, as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (A) one maturing as close as possible to, but earlier than, the Average Life Date of such Note and (B) the other maturing as close as possible to, but later than, the Average Life Date on such Note, in each case as published in the most recent H.15(519) (or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Note is reported in the most recent H.15(519), as published in H.15(519). H.15(519) means "Statistical Release H.15(519), Selected Interest Rates, or any successor publication, published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the third Business Day preceding the scheduled redemption date. As used herein, "Remaining Weighted Average Life" means, with respect to any date of redemption or any date of determination of any Note, the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the principal amount of such Note by (ii) the number of days from and including the redemption date or date of determination to but excluding the scheduled payment date of such principal payment by (b) the unpaid principal amount of such Note. As used herein, "Average Life Date" means, with respect to a Note, the date which follows the redemption date or, in the case of a Note not being redeemed, the date of such determination, by a period equal to the Remaining Weighted Average Life of such Note.

                  Trustee shall mean The First National Bank of Chicago, solely in its capacity as Trustee, and, subject to the provisions of Article Seven, any successor as trustee hereunder.

                  Value, as used herein, shall mean an amount determined as follows:

                           (1) the Value of any unit of Collateral released by
                  the Trustee as provided in Section 3.04, and as used in Sections 4.01 and 5.03 in respect of Collateral, shall be deemed to be the greater of (a) the fair market value thereof and (b) the Cost thereof (as theretofore certified to the Trustee) less 1/20 of such Cost for each full year elapsed between the date such unit was first put into use (as theretofore so certified) and the date as of which Value is to be determined;

                             (2) the Value of any unit of Collateral for which a
                  security interest is granted to the Trustee as provided in
                  Section 3.04 shall be deemed to be the lesser of (a) the fair market value thereof and (b) the Cost of such unit or, in the case of any unit of Equipment not new, the Cost thereof less 1/20 of such Cost for each full year elapsed between the date such unit was first put into use and the date of the transfer thereof to the Trustee; and

                           (3) the Value of any Unit of Collateral as used in
                  Section 3.05 shall be deemed to be the cost thereof less 1/20th of such Cost for each full year elapsed between the date such Unit was first put into use and the date as of which Value is to be determined.

         The words herein, hereof, hereby, hereto, hereunder and words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph or subdivision hereof.

         SECTION 1.02 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional Certificate or opinion need be furnished.

         Every Certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a Certificate provided pursuant to Section 6.04(d)) shall include:

                  (a) a statement that each individual signing such Certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Certificate or opinion are used;

                  (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04  Acts of Noteholders.

         (a) Any direction, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instrument (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient. In the absence of bad faith on the part of the Trustee, an Officer's Certificate may be deemed to be conclusively proved.

         (c) In determining whether the Noteholders of the requisite aggregate unpaid principal then outstanding have given any direction, consent or waiver (a "Direction"), under this Indenture, Notes owned by the Company, or any Affiliate of any such Person shall be disregarded and deemed not to be outstanding under this Indenture for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction, only Notes which the Trustee knows to be so owned shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person owns 100% of the Notes outstanding, such Notes shall not be so disregarded as aforesaid, and (ii) if any amount of Notes so owned by any such Person has been pledged in good faith, such Notes shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company, or any Affiliate thereof.

         (d) The Company may at its option by delivery of an Officer's Certificate to the Trustee set a record date to determine the Noteholders entitled to give any consent, request, demand, authorization, direction, notice, waiver or other Act. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in such Officer's Note which shall be a date not more than 30 nor less than 15 days prior to the first solicitation of Noteholders in connection therewith. If such a record date is fixed, such consent, request, demand, authorization, direction, notice, waiver or other Act may be given before or after such record date, but only the Noteholders of record at the close of business on such record date shall be deemed to be Noteholders for the purposes of determining whether Noteholders of the requisite aggregate principal amount then outstanding have authorized or agreed or consented to such consent, request, demand, authorization, direction, notice, waiver or other Act, and for that purpose the outstanding Notes shall be computed as of such record date; provided that no such consent, request, demand, authorization, direction, notice, waiver or other act by the Noteholders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Agreement not later than one year after the record date.

         (e) Any direction, consent, waiver or other action by the registered holder of any Note shall bind the registered holder of every Note issued upon the transfer thereof or in exchange thereof or in lieu thereof, whether or not notation of such action is made upon such Note.

         (f) Except as otherwise provided in Section 1.4(c), Notes owned by or pledged to any Person shall have an equal and proportionate benefit under the provisions of this Indenture, without preference, priority, or distinction as among all of the Notes.


                                   ARTICLE TWO

                        Interest and Maturity; Redemption

         SECTION 2.01. Interest Payments; Maturity; Redemption. The Notes shall bear interest at ___% per annum and shall be payable as follows (unless payment thereof is accelerated pursuant to Article Four of this Agreement): principal shall be repaid on the Maturity Date and interest payments on the outstanding principal shall be paid in semiannual installments on May 1 and November 1 in each year (each, a "Scheduled Payment Date" commencing November 1, 1999. Interest on the Notes shall accrue from the date of original issue and shall be calculated on the basis of a 360-day year of twelve 30-day months. Interest shall be payable on overdue installments of principal and, to the extent legally enforceable, interest at the Penalty Rate.

         The Company may at its option redeem the Notes, in whole or in part, at any time at a price equal to 100% of the principal amount of the Notes being redeemed, together with accrued and unpaid interest, plus a Make-Whole Amount.

         If less than all of the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof to be redeemed pro rata, by lot or any other method the Trustee shall deem fair and appropriate. Notices of redemption shall be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each Noteholder to be redeemed at its registered address. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the holder thereof upon cancellation of the original Note. On and after the redemption date, interest ceases to accrue on Notes or portions of them called for redemption.

         Payment of the principal, Make-Whole amount, if any, and interest on the Notes shall be made by the Company at the Corporate Trust Office in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         SECTION 2.02. Form, Execution and Characteristics of Notes. (a) The Notes shall be in substantially the form hereinbefore set forth.

         (b) The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of one of its officers and its corporate seal or a facsimile thereof shall be affixed or imprinted thereon and attested by the manual signature of one of its officers. In case any officer of the Company whose signature, whether facsimile or not, shall appear on any of the Notes shall cease to be such officer of the Company before the Notes shall have been issued and delivered by the Company or shall not have been acting in such capacity on the date of the Notes, such Notes may be adopted by the Company and be issued and delivered as though such person had not ceased to be or had then been such officer of the Company.

         (c) The Notes (i) shall be issuable in denominations of U.S. $1,000 or any multiple thereof; (ii) shall be registered, as to both principal and interest, in the name of the holders; (iii) shall be transferable in whole or in part upon presentation and surrender thereof for transfer at the Corporate Trust Office, accompanied by appropriate instruments of assignment and transfer, duly executed by the registered holder of the surrendered Note or by duly authorized attorney, in form satisfactory to the Trustee; (iv) shall be dated as of the date of issue unless issued in exchange for another Note bearing unpaid interest from an earlier date, in which case they shall be dated as of such earlier date; (v) shall entitle the registered holder to interest from the date thereof; and (vi) shall be exchangeable for an aggregate principal amount of Notes of authorized denominations of like tenor and maturity equal to the then unpaid principal amount of Notes being exchanged.

         (d) Anything contained herein to the contrary notwithstanding, prior to due presentment for registration of transfer, the parties hereto may deem and treat the registered holder of any Notes as the absolute owner of such Notes for all purposes and shall not be affected by any notice to the contrary.

         (e) The Trustee shall cause to be kept at the Corporate Trust Office books for the registration of transfer of the Notes and, upon presentation of the Notes for such purpose, the Trustee shall register any transfer as hereinabove provided, and under such reasonable regulations as it may prescribe.

         (f) Each Note delivered pursuant to any provision of this Agreement in exchange or substitution for, or upon the transfer of the whole or any part, as the case may be, of one or more other Notes shall carry all the rights to principal and to interest accrued and unpaid and to accrue, which were carried by the whole or such part, as the case may be, of such one or more other Notes, and, notwithstanding anything contained in this Agreement, such Note shall be so dated that neither gain nor loss in interest or principal shall result from such exchange, substitution or transfer and a notation of all previous principal payments shall be endorsed on the reverse side thereof.

         The Trustee shall not be required to issue, transfer or exchange Notes for a period of 10 days next preceding any interest payment date.

         (g) Except as provided in Section 2.08, the definitive Notes (the "Registered Notes") shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the officer executing such Notes as evidenced by such execution.

         SECTION 2.03 Authentication of Notes. The Trustee shall duly authenticate and deliver Notes in authorized denominations equalling in the aggregate the aggregate principal amount of the Notes to be issued hereunder.

         SECTION 2.04 Registration of Transfer and Exchange of Notes. The Trustee shall cause to be kept at the Corporate Trust Office or the office or agency to be maintained by it in accordance with the provisions of Section 7.12 a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Trustee shall initially be the registrar (the "Registrar") for the purpose of registering Notes and transfers and exchanges of Notes as herein provided.

         Upon presentation for registration of transfer of any Note at the Corporate Trust Office or such other office or agency, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized denominations of a like aggregate unpaid principal amount.

         At the option of a Noteholder, Notes may be exchanged for other Notes of authorized denominations of a like aggregate unpaid principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Notes that the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Noteholder thereof or its attorney duly authorized in writing.

         No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.

         All Notes surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee. The Trustee shall provide the Company with written certification as to the destruction of all such Notes.

         SECTION 2.05 Persons Deemed Owners. Prior to due presentation of a Note for registration of transfer, the Trustee, the Registrar, and any Paying Agent of the Trustee may treat the Person in whose name any Note is registered as the owner of such Note for all purposes whatsoever, and neither the Trustee, the Registrar, nor any Paying Agent of the Trustee shall be affected by any notice to the contrary.

         SECTION 2.06 Cancellation. All Notes surrendered for payment or transfer or exchange shall, if surrendered to any Person party hereto other than the Registrar, be delivered to the Registrar for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Registrar shall be destroyed in due course and a certification of their destruction delivered to the Trustee and the Company.

         SECTION 2.07. Replacement of Lost Notes. In case any Note shall become mutilated or defaced or be lost, destroyed or stolen, then on the terms herein set forth, and not otherwise, the Trustee shall execute and deliver a new Note in the then unpaid principal amount of the predecessor Note and bearing such identifying number or designation as the Trustee may determine, in exchange and substitution for, and upon cancellation of, the mutilated or defaced

Note, or in lieu of and in substitution for the same if lost, destroyed or stolen. The applicant for a new Note pursuant to this Section shall furnish to the Trustee and to the Company evidence to their satisfaction of the loss, destruction or theft of such Note alleged to have been lost, destroyed or stolen and of the ownership and authenticity of such mutilated, defaced, lost, destroyed or stolen Note, and also shall furnish such security or indemnity as may be required by the Trustee and the Company in their discretion, and shall pay all expenses and charges of such substitution or exchange. In the case of each of the original purchasers of Notes or any institutional investor transferee, a letter of indemnity in form reasonably satisfactory to the Company and the Trustee from such purchaser shall be sufficient security and indemnity. All Notes are held and owned upon the express condition that the foregoing provisions are exclusive in respect of the replacement of mutilated, defaced, lost, destroyed or stolen Notes and shall preclude any and all other rights and remedies, any law or statute now existing or hereafter enacted to the contrary notwithstanding.

         SECTION 2.08 Book-Entry and Registered Notes.

         (a) The Notes may be issued in the form of one or more typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Noteholders. In such case, the Notes delivered to The Depository Trust Company shall initially be registered on the Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Noteholder will receive a Registered Note representing such Noteholder's interest in the Notes, except as provided above and in Subsection (c) below. Unless and until Registered Notes have been issued pursuant to subsection (c) below:

                  (i) the provisions of this Section 2.04 shall be in full force and effect;

                  (ii) the Company, the Paying Agent, the Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Notes) as the authorized representative of the Noteholders;

                  (iii) to the extent that the provisions of this Section 2.04 conflict with any other provisions of this Indenture, the provisions of this Section 2.04 shall control;

                  (iv) the rights of Noteholders of Book-Entry Notes shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Noteholders of Book-Entry Notes and the Clearing Agency Participants; and until Registered Notes are issued pursuant to subsection (c) below, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders representing a specified percentage of the aggregate unpaid principal then outstanding, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Noteholders of Book-Entry Notes and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the aggregate unpaid principal then outstanding and has delivered such instructions to the Trustee. The Trustee shall have no obligation to determine whether the Clearing Agency has in fact received any such instructions.

         (b) Whenever notice or other communication to the Noteholders is required under this Indenture, unless and until Registered Notes shall have been issued pursuant to subsection (c) below, the Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency and shall make available additional copies as requested by such Clearing Agency Participants.

         (c) If (i) the Company advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities and the Trustee or the Company is unable to locate a qualified successor, (ii) the Company, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Noteholders of Book-Entry Notes representing not less than 51% of the aggregate unpaid principal then outstanding, by Act of such Noteholders delivered to the Company and the Trustee, advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Noteholders, then the Trustee shall notify all Noteholders, through the Clearing Agency, of the occurrence of any such event and of the availability of Registered Notes. Upon surrender to the Trustee of all the Notes held by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration of Registered Notes in the names of Noteholders, the Trustee shall issue and deliver the Registered Notes in accordance with the instructions of the Clearing Agency. Neither the Company, the Registrar, the Paying Agent nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such registration instructions. Upon the issuance of Registered Notes, the Trustee shall recognize the Persons in whose name the Registered Notes are registered as the Noteholders hereunder. Neither the Company nor the Trustee shall be liable if the Trustee and the Company are unable to locate a qualified successor Clearing Agency.

         (d) The Trustee shall enter into the Letter of Representations and fulfill its responsibilities thereunder.

                                  ARTICLE THREE

                                   Collateral

         SECTION 3.01. Additional and Substituted Equipment Subject Hereto. In the event that the Company shall, as provided in Section 3.04, cause to be transferred to the Trustee other Equipment or cash in addition to or in substitution for any of the Equipment herein specifically described or subjected hereto, such other Equipment or cash shall be included as part of the Collateral by supplement hereto to be executed by the Trustee and the Company in accordance with Article Eight and shall be subject to all the terms and conditions hereof in all respects as though it had been part of the Equipment herein specifically described.

         SECTION 3.02. Termination of Security. After all payments which are required to be made on the Notes pursuant to this Agreement have been completed and fully made by the Company, (1) any moneys remaining in the hands of the Trustee after providing for all outstanding Notes and after paying the expenses of the Trustee, including its reasonable compensation, shall be paid to the Company and (2) the Trustee shall execute for record in public offices, at the expense of the Company, such instrument or instruments in writing as reasonably shall be requested by the Company in order to make clear upon public records the release of the Equipment from the security interest granted hereunder, under the laws of any jurisdiction.

         SECTION 3.03. Indemnity. The Company covenants and agrees to indemnify the Trustee against any and all claims arising out of or connected with the use of any of the Equipment, and particularly against any and all claims arising out of the use of any patented inventions in and about the Equipment, and to comply in all respects with the laws of the United States of America and of all the states and other jurisdictions in which the Equipment, or any unit thereof, may be operated, and with all lawful acts, rules, regulations and orders of any commissions, boards and other legislative, executive, administrative or judicial bodies or officers having power to regulate or supervise any of the Equipment, including without limitation all lawful acts, rules, regulations and orders of any body having competent jurisdiction relating to automatic coupler devices or attachments, air brakes or other appliances; provided, however, that the Company may in good faith contest the validity of any such law, act, rule, regulation or order, or the application thereof to the Equipment or any part thereof, in any manner which will not in the judgment of the Trustee endanger the rights or interests of the Trustee or of the holders of the Notes. The Company shall not be relieved from any of its obligations hereunder by reason of the assertion or enforcement of any such claims or the commencement or prosecution of any litigation in respect thereof. The Company's obligation to indemnify the Trustee under this Section 3.03 shall survive the termination of this Agreement.

         SECTION 3.04. Substitution and Replacement of Collateral. Upon Request, the Trustee shall, at any time and from time to time, execute and deliver a release of all the right and interest of the Trustee in and to any of the units of Collateral as provided herein; provided, however, that, at the option of the Company, (a) there shall be paid to the Trustee cash in an amount not less than the Value, as of the date of such Request, of the units of Collateral to be released by the Trustee or (b) there shall be conveyed to the Trustee, at the time of release of any units of Collateral, other units of Equipment and of a Value not less than the Value, as of the date of such Request, of the units of Collateral to be released.

         At the time of delivery of any Request pursuant to the first paragraph of this Section, the Company shall, if other Equipment is to be conveyed to the Trustee in substitution for the Collateral to be released by the Trustee, deliver to the Trustee the following papers:

                  (1) an Officers' Certificate stating (i) the Value, as of the date of said Request, of the Collateral so to be released by the Trustee and the date such Collateral was first put into use (or that such Collateral was first put into use not later than a specified date), (ii) that the requested release by the Trustee will not impair the security under this Agreement in contravention of the provisions hereof, (iii) the Value of such substituted Equipment as of such date and the date such substituted Equipment was first put into use (or that such substituted Equipment was first put into use not earlier than a specified date), (iv) that each such unit so to be substituted is Equipment as herein defined and (v) that the Company is not in Default;

                  (2) an Opinion of Counsel to the effect that a proper supplement hereto in respect of each substituted unit of Collateral has been duly executed by the Trustee and the Company as required by
         Section 8.04 and to the effect set forth in the second paragraph of
         Section 5.03; and

                  (3) if the Cost of the Collateral to be released by the Trustee, less 1/20th of such Cost for each full year elapsed between the date such Collateral was first put into use (as previously so certified) and the date as of which the Value thereof is to be determined hereunder, plus the Cost of all other Collateral so released within the prior twelve months, less 1/20th of such Cost for each full year elapsed between the date such other Collateral was first put into use (as previously so certified) and the date as of which the Value thereof was determined, as set forth in the Note or Notes required by this Section 3.04, is more than 10% of the principal amount of Notes then outstanding, a certificate by an Independent Engineer stating, as of the date of said Request, both the Value of the Collateral so to be released by the Trustee and the Value of such substituted Collateral.

         At the time of delivery of any Request pursuant to the first paragraph of this Section, the Company shall, if cash is to be paid to the Trustee in respect of the Collateral to be released by the Trustee, deliver to the Trustee an Officers' Certificate stating to the effect set forth in clauses (i), (ii) and (vi) of subparagraph (1) of the second paragraph of this Section.

         Cash deposited with the Trustee pursuant to this Section or Section
3.05 shall, from time to time, be paid over by the Trustee to the Company upon Request, against granting to the Trustee of a security interest hereunder in units of Equipment having a Value, as of the date of said Request, not less than the amount of cash so paid, and upon delivery to the Trustee of papers corresponding to those set forth in the second paragraph of this Section, with such appropriate modifications as may be approved by the Trustee.

         SECTION 3.05. Maintenance of Collateral; Casualty Occurrences. The Company agrees that it will maintain and keep all the Collateral in good order and proper repair at its own cost and expense, unless and until it becomes worn out, unsuitable for use or lost or destroyed (such occurrences being hereinafter called Casualty Occurrences). Whenever any of the Collateral shall suffer a Casualty Occurrence, the Company shall on or before the next following May 15, deliver to the Trustee an Engineer's Certificate describing such Collateral and stating the Value thereof as of the date such Collateral suffered such Casualty Occurrence. When the total Value of all units of the Collateral having suffered a Casualty Occurrence (exclusive of units having suffered a Casualty Occurrence in respect of which a payment shall have been made to the Trustee pursuant to this Section) shall exceed U.S. $750,000 or 1% of the principal amount of the Notes then outstanding, whichever is less, the Company, within 30 days after it shall have been informed of such event, shall deliver to the Trustee an Engineer's Certificate describing such Collateral and stating the Value thereof as of the date such Collateral suffered such Casualty Occurrence and either (i) deposit with the Trustee an amount in cash equal to the Value of such units as of the date of the Casualty Occurrence in respect of each thereof or (ii) convey to the Trustee, in accordance with the procedures and requirements of Section 3.04, units of Equipment with a Value, as of the date of such conveyance, not less than the Value of the units suffering such Casualty Occurrence(s), as of the date of the Casualty Occurrence in respect of each thereof. The rights and remedies of the Trustee to enforce its security interest hereunder shall not be affected by reason of any Casualty Occurrence. Cash deposited with the Trustee pursuant to this Section shall be held and applied as provided in the fourth paragraph of Section 3.04.

         Upon the deposit of cash with the Trustee pursuant to this Section 3.05, the Trustee shall execute and deliver a release in the form reasonably requested by the Company releasing to the Company all the right, title and interest of the Trustee in and to the Collateral which has suffered a Casualty Occurrence and in respect of which such deposit is made.

         The Company agrees to furnish to the Trustee on or before May 15 in every calendar year commencing May 15, 2000, and during the continuance of the security interest granted hereunder, an Officers' Certificate, dated as of the preceding February 14, (1) stating the description and numbers of all units of Collateral that may have suffered a Casualty Occurrence or which have been withdrawn from use pending major repairs (other than running repairs) since the date of the last preceding statement (or the date of this Agreement in the case of the first such statement), (2) that no Event of Default has occurred and is continuing, (3) that, in the opinion of the signers, the Company is in compliance with all of the terms of this Agreement and (4) covering such other matters as the Trustee may reasonably request.

         The Trustee, by its agents, shall have the right at any reasonable time (which may be more frequent than once in each calendar year), but shall be under no duty, to inspect the Collateral at the then existing locations thereof.

         SECTION 3.06. Possession of Collateral. Except as provided in this
Section 3.06, without first obtaining the written consent of the Trustee, the Company will not (a) assign or transfer its rights hereunder, (b) transfer the Collateral or any part thereof or (c) part with the possession of, or suffer or allow to pass out of its possession and control, any of the Collateral. An assignment or transfer to any corporation which shall acquire all or substantially all the property of the Company (by merger, consolidation or otherwise) and which, by execution of an appropriate instrument satisfactory to the Trustee, shall assume and agree to perform each and all the obligations and covenants of the Company hereunder shall not be deemed a breach of this covenant and such assignment, transfer or assumption shall have the effect of releasing the Company from its obligations hereunder. The appointment of a receiver or receivers in equity or reorganization or a trustee or trustees in bankruptcy or reorganization for the Company or for its property shall not be deemed an unauthorized assignment if, prior to any action by the Trustee to exercise the remedies herein provided, such receiver or receivers or trustee or trustees shall, pursuant to court order or decree, in writing duly assume and agree to pay or perform each and all of the obligations and covenants of the Company hereunder, in such manner that such obligations shall have the same status as obligations incurred by such receiver or receivers or trustee or trustees.

         Notwithstanding the foregoing, so long as the Company shall not be in Default, the Company and any of its Affiliates shall be entitled to the possession and use of the Collateral in accordance with the terms hereof, and the Company or such Affiliates may also (a) furnish the Collateral or any part thereof to railroad companies for use upon the lines of railroad owned or operated by them or over which they have trackage rights and upon connecting and other railroads in the usual interchange of traffic, or to other than railroad companies for use in their business, and (b) lease or contract to others located in the United States and Canada all or any part of the Collateral, but only, in either case, upon and subject to all the terms and conditions of this Agreement.

         Any such lease or contract may provide that the party acquiring the use of units of the Collateral, so long as it shall not be in default under such lease or contract, shall be entitled, subject to the rights of the Trustee hereunder, to the possession of such units and the use thereof and may provide for lettering or marking upon such Equipment for convenience of identification of the leasehold interest of such sublessee therein. Every such lease or contract shall contain provisions which have the effect of subjecting the rights of the party acquiring the use of units of the Collateral under such lease or contract to the rights and remedies of the Trustee in respect of such units.

         The Trustee shall have the right to declare an Event of Default hereunder in case of any unauthorized assignment or transfer of the Company's rights hereunder or in case of any unauthorized transfer or lease of any of the Collateral.

         SECTION 3.07. Marking of Collateral. The Company shall not change, or permit to be changed, the numbers of any of the Collateral at any time covered hereby (or any numbers which may have been substituted as herein provided) except in accordance with a statement of new numbers to be substituted therefor which previously shall have been filed with the Trustee by the Company and which shall be filed and recorded in like manner as this Agreement.

         The Collateral may be lettered, in case of a lease of any equipment made pursuant to Section 3.06 hereof, in such manner as may be appropriate for convenience of identification of the leasehold interest therein; but the Company, during the continuance of the security interest provided for herein, will not allow any lettering or designation to be placed on any of the Collateral claiming ownership thereof by any person, firm, association or corporation other than the Company.

                                  ARTICLE FOUR

                         Events of Default and Remedies

         SECTION 4.01. Events of Default. The Company covenants and agrees that in case:

                  (a) the Company shall default in any payment of, interest under the Notes for more than 30 days after the same shall have become due and payable, or the payment of principal of the Notes, or

                  (b) the Company shall make or suffer any unauthorized assignment or transfer of its rights hereunder or shall make any unauthorized transfer or lease (including, for the purpose of this clause, contracts for the use thereof) of any of the Collateral, or, except as herein authorized, shall part with the possession of any of the Collateral, and shall fail or refuse either to cause such assignment or transfer or lease to be canceled by agreement of all parties having any interest therein and recover possession of such Collateral within 30 days after the Trustee shall have demanded in writing such cancellation and recovery of possession, or within said 30 days to deposit with the Trustee a sum in cash equal to the Value, as of the date of such unauthorized action, of such Collateral (any sum so deposited to be returned to the Company upon the cancellation of such assignment, transfer or lease and the recovery of possession by the Company of such Collateral), or

                  (c) the Company shall fail or refuse to comply with any other of the terms and covenants hereof on its part to be kept and performed, or to make provision satisfactory to the Trustee for such compliance, for a period which is the shorter of (i) 60 days after the Trustee shall have demanded in writing performance thereof and (ii) 30 days after the Company has knowledge of any failure on its part to so comply, or

                  (d) any order, judgment or decree is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction (herein called the "Bankruptcy Law") adjudicating the Company bankrupt or insolvent, or the Company petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official, of the Company or of substantially all the assets of the Company or commences a voluntary case under the Bankruptcy Law or any proceedings relating to the Company under the Bankruptcy Law, whether now or hereafter in effect; or any such petition or application is filed, or any such proceedings are commenced, against the Company and the Company by any act or failure to act indicates its approval thereof, consent thereto or acquiescence therein, or an order for relief is entered in an involuntary case against the Company under the Bankruptcy Law, as now or hereafter constituted, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 60 days, then, in any such case (herein sometimes called an "Event of Default"), the Trustee in its discretion may, and upon the written request of the holders of more than 50% in aggregate principal amount of the then outstanding Notes shall, by notice in writing delivered to the Company, declare to be due and payable forthwith the unpaid principal amount of all Notes then outstanding. Thereupon the entire amount of such principal shall forthwith become and shall be due and payable immediately without further demand, together with interest at the Penalty Rate, to the extent legally enforceable, on any portion thereof overdue.

         All rights of action and to assert claims under this Agreement, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Notes. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Agreement to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to such proceedings.

         SECTION 4.02. Incidents of Sale of Collateral. Upon any sale of all or any part of the Collateral made either under the power of sale given under this Indenture or otherwise for the enforcement of this Indenture, the following shall be applicable:

                  (a) Receipt of Trustee Shall Discharge Purchaser. The receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to any purchaser for his purchase money, and, after paying such purchase money and receiving such receipt, such purchaser or its personal representative or assigns shall not be obliged to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.

                  (b) Application of Moneys Received Upon Sale. Any moneys collected by the Trustee upon any sale made either under the power of sale given by this Indenture or otherwise for the enforcement of this Indenture, shall be applied as provided in Section 4.09.

         SECTION 4.03.  Judicial Proceedings Instituted by Trustee.

         (a) Trustee May Bring Suit. If there shall be a failure to make payment of the principal of or interest on a Note when due and payable then the Trustee, in its own name, and as trustee of an express trust, shall be, to the extent permitted by and in accordance with the terms of this Indenture and the Notes, entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on such Notes or under this Indenture and may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

         (b) Trustee May File Proofs of Claim; Appointment of Trustee as Attorney-in-Fact in Judicial Proceedings. The Trustee in its own name, or as trustee of an express trust, or as attorney-in-fact for the Noteholders, or in any one or more of such capacities (irrespective of whether distributions on the Notes shall then be due and payable as therein expressed or by declaration or otherwise) shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relative to the Company or its creditors or property. Any receiver, assignee, trustee, liquidator, sequestrator (or similar official) in any judicial proceeding is hereby authorized by each Noteholder to make payments in respect of such claim to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. Nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive of change in any way any right of any Noteholder.

         SECTION 4.04. Control by Noteholders. The Noteholders holding Notes representing more than 50% of the aggregate unpaid principal amount then outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Indenture, provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture and would not involve the Trustee in personal liability or expense,

                  (b) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Noteholders not taking part in such direction, and

                  (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 4.05. Waivers of Default. Prior to the declaration of the acceleration of the maturity of all the Notes as provided in Section 4.01, the holders of more than 50% in aggregate unpaid principal amount of the Notes at the time outstanding may on behalf of the holders of all the Notes waive any past Default and its consequences, except a Default in the payment of the principal of, or interest on, the Notes, but no such waiver shall extend to or affect any subsequent Default or impair any right consequent thereon.

         If at any time after the principal of all the Notes shall have been declared and become due and payable as provided in Section 4.01, the expenses and reasonable compensation of the Trustee, together with all expenses of the Trustee occasioned by the Company's Default, and all other sums which shall have become due and payable hereunder shall be paid by the Company before any sale or lease by the Trustee of any of the Collateral, and every other Default shall be made good or secured to the satisfaction of the Trustee and the holders of the Notes, or provision deemed by the Trustee to be adequate shall be made therefor, then, and in every such case, the Trustee, if so requested by the holders of more than 50% in aggregate unpaid principal amount of the Notes then outstanding according to their terms, shall by written notice to the Company waive the Default by reason of which there shall have been such declaration or declarations and the consequences of such Default, but no such waiver shall extend to or affect any subsequent Default or impair any right consequent thereon.

         SECTION 4.06. Undertaking to Pay Court Costs. All parties to this Indenture, and each Noteholder by his acceptance of a Note, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Indenture, or in any suit, action or proceeding against the Trustee for any action taken or omitted by it as Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of an undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, action or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to (a) any suit, action or proceeding instituted by any Noteholder or group of Noteholders representing more than 10% of the aggregate unpaid principal amount then outstanding, (b) any suit, action or proceeding instituted by any Noteholder for the enforcement of the payment of principal or interest on the Notes on or after the respective due dates expressed herein or (c) any suit, action or proceeding instituted by the Trustee.

         SECTION 4.07. Unconditional Right of Holders of Notes To Sue for Principal and Interest. Notwithstanding any other provision in this Agreement, the right of any holder of any Note to receive payment of the principal of and interest on such Note, on or after the due date expressed in such Note, or to institute suit for the enforcement of any such payment on or after such date, shall not be impaired or affected without the consent of such holder, except no such suit shall be instituted if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the title reserved under this Agreement upon any property subject hereto.

         SECTION 4.08. Remedies. In case of the happening and continuance of any Event of Default, the Trustee may by its agents enter upon the premises of the Company and any of its Affiliates or lessees (or other person having acquired the use of the Collateral) where any of the Collateral may be and take possession of all or any part of the Collateral and withdraw the same from said premises, and shall be entitled to collect, receive and retain all unpaid mileage, hourly or other charges of any kind earned by the Collateral or any part thereof, and may lease or otherwise contract for the use of the Collateral or any part thereof, or with or without retaking possession thereof (but only after declaring due and payable the entire amount of the principal of all the then outstanding Notes, as provided in Section 5.01) may sell the same or any part thereof, free from any and all claims of the Company at law or in equity in one lot and as an entirety or in separate lots, at public or private sale, for cash or upon credit, in its discretion, and may proceed otherwise to enforce its rights and the rights of the holders of then outstanding Notes, all subject to any mandatory requirements of law applicable thereto. Upon any such sale, the Trustee itself may bid for the property offered for sale or any part thereof. Any such sale may be held or conducted at such place and at such time as the Trustee may specify, or as may be required by law, and without gathering at the place of sale the Collateral to be sold, and in general in such manner as the Trustee may determine, but so that the Company may and shall have a reasonable opportunity to bid at any such sale. Upon such taking possession or withdrawal or lease or sale of the Collateral, the Company shall cease to have any rights or remedies in respect of the Collateral hereunder, but all such rights and remedies shall be deemed thenceforth to have been waived and surrendered by the Company, and no payments theretofore made by the Company for the rent or use of the Collateral or any of it shall give to the Company any legal or equitable interest or title in or to the Collateral or any of it or any cause or right of action at law or in equity in respect of the Collateral against the Trustee or the holders of interests hereunder. No such taking possession, withdrawal, lease or sale of the Collateral by the Trustee shall be a bar to the recovery by the Trustee from the Company of principal and interest in respect of the Notes, and the Company shall be and remain liable for the same until such sums have been realized as, with the proceeds of the lease or sale of the Collateral, shall be sufficient for the discharge and payment in full of all the obligations of the Company under this Agreement.

         SECTION 4.09. Application of Proceeds. If the Trustee shall exercise any of the powers conferred upon it by this Article Four, all payments made by the Company to the Trustee, and the proceeds of any judgment collected from the Company by the Trustee, and the proceeds of every sale or lease by the Trustee of any of the Collateral, together with any other sums which may then be held by the Trustee under any of the provisions hereof (other than sums held in trust for the payment of specific Notes or a part thereof, or interest thereon), shall be applied by the Trustee to the payment, in the following order of priority, (a) of all proper charges, expenses or advances made or incurred by the Trustee in accordance with the provisions of this Agreement and (b) of the interest then due, with interest on overdue interest at the Penalty Rate, to the extent legally enforceable, and of the Make-Whole Amount then due, if any, with interest thereon at the Penalty Rate, to the extent legally enforceable, and of the principal of all the outstanding Notes, with interest thereon at the Penalty Rate, to the extent legally enforceable, from the last preceding interest payment date, whether such Notes shall have then matured by their terms or not, all such payments to be pro rata and in full if such proceeds shall be sufficient, and if not sufficient, then first to interest, then to the Make-Whole Amount and then to principal.

         After all such payments shall have been made in full, the title to any of the Collateral remaining unsold shall be conveyed by the Trustee to the Company free from any further liabilities or obligations to the Trustee hereunder. If after applying all such sums of money realized by the Trustee as aforesaid there shall remain any amount due to the Trustee under the provisions hereof, the Company agrees to pay the amount of such deficit to the Trustee. If after applying as aforesaid the sums of money realized by the Trustee there shall remain a surplus in the possession of the Trustee, such surplus shall be paid to the Company.

         SECTION 4.10. Obligations of Company Not Affected by Remedies. No retaking of possession of the Collateral by the Trustee, or any withdrawal, lease or sale thereof, nor any action or failure or omission to act against the Company or in respect of the Collateral, on the part of the Trustee or on the part of the holder of any Note, nor any delay or indulgence granted to the Company by the Trustee or by any such holder, shall affect the obligations of the Company hereunder. The Company hereby waives presentation and demand in respect of any of the Notes and waives notice of presentation, of demand and of any Default in the payment of the principal of and interest on the Notes.

         SECTION 4.11. Company To Deliver Collateral to Trustee. In case the Trustee shall rightfully demand possession of any of the Collateral under
Section 4.08, the Company will, at its own expense, forthwith and in the usual manner and at usual speed, cause such Collateral to be drawn to such point or points as shall reasonably be designated by the Trustee and will there deliver or cause to be delivered the same to the Trustee; or, at the option of the Trustee, the Trustee may keep such Collateral, at the expense of the Company, on any lines of railroad or premises approved by the Trustee until the Trustee shall have leased, sold or otherwise disposed of the same. The performance of the foregoing covenant is of the essence of this Agreement and upon application to any court having jurisdiction in the premises, the Trustee shall be entitled to a decree against the Company requiring the specific performance thereof.

         SECTION 4.12. Limitations on Suits by Holders of Notes. No holder of any Note shall have any right by virtue or by availing of any provision of this Agreement to institute any action or proceeding at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of a Default and of the continuance thereof, as herein provided, and unless also the holders of more than 50% in aggregate principal amount of the Notes then outstanding shall have made written request to the Trustee to institute such action or proceeding in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 30 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.04; and no one or more holders of Notes shall have any right in any manner whatever to affect or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over any other such holder or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes. For the protection and enforcement of the provisions of this Section, each and every holder of a Note and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 4.13. Remedies Cumulative; Subject to Mandatory Requirements of Law. The remedies in this Agreement provided in favor of the Trustee and the holders of the Notes shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in their favor existing at law or in equity; and such remedies shall be subject in all respects to any mandatory requirements of law at the time applicable thereto, to the extent such requirements may not be waived on the part of the Company.


                                  ARTICLE FIVE

                      Additional Agreements by the Company

         SECTION 5.01. Discharge of Liens. The Company agrees that it will pay and discharge, or make adequate provision for the payment or discharge of, any debt, tax, charge, assessment, obligation or claim which if unpaid might become a lien or charge upon or against any of the Collateral; but this provision shall not require the payment of any such debt, tax, charge, assessment, obligation or claim so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings that do not materially endanger the rights or interests of the Trustee or of the holders of the Notes and the Company shall have furnished the Trustee with an Opinion of Counsel to such effect.

         If the Company does not forthwith pay and discharge, or cause to be paid and discharged, or make adequate provision for the satisfaction or discharge of, any such debt, tax, charge, assessment, obligation or claim as required by this Section, the Trustee may, but shall not be obligated to, pay and discharge the same and any amounts so paid shall be secured by and under this Agreement until reimbursed by the Company.

         SECTION 5.02. Further Assurances. The Company agrees to do all such acts and execute all such instruments of further assurance as it shall be reasonably requested by the Trustee to do or execute for the purpose of fully carrying out and effectuating this Agreement and the intent hereof.

         SECTION 5.03. Payment of Expenses; Recording. The Company agrees to pay the expenses incident to the preparation and execution of the Notes to be issued hereunder, or connected with the preparation, execution, recording and filing of this Agreement and of any instruments executed under the provisions hereof. The Company shall, promptly after the execution and delivery of this Agreement and each supplement hereto, respectively, cause this Agreement and such supplement, as the case may be, to be duly filed with the Surface Transportation Board of the Department of Transportation in accordance with 49 U.S.C. ss. 11301 and to be duly deposited with the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act and shall provide for publication of notice of such deposit in The Canada Gazette in accordance with said Section 105. The Company will from time to time reregister, refile and rerecord this Agreement and each supplement hereto and do and perform any other act and will execute, acknowledge, deliver, file, register and record any and all further instruments required by the law of any jurisdiction in which use of the Equipment is permitted by Section 3.06 hereof or reasonably requested by the Trustee for the purpose of proper protection of the security interest of the Trustee and the rights of the holders of the Notes and of fully carrying out and effectuating this Agreement and the intent hereof; provided, however, that the Company shall not be required to take any such action if (1) such action is unduly burdensome and (2) after giving effect to the failure to take such action, the Company has taken all action required by law so as to protect the security interest of the Trustee to units of Collateral having a Value of not less than 90% of the aggregate Value of all the Collateral.

         Promptly after the execution and delivery of this Agreement and each supplement hereto, the Company shall furnish to the Trustee an Opinion of Counsel stating that, in the opinion of such counsel, this Agreement or such supplement, as the case may be, has been properly recorded, filed and deposited in compliance with the preceding paragraph of this Section and reciting the details of such action and no other filing or recordation or refiling or rerecordation or depositing or redepositing is necessary for the protection of the rights of the Trustee in the United States of America, any State thereof or the District of Columbia or Canada or any subdivision thereof. The Company shall furnish to the Trustee, not later than May in each year, commencing with the year 2000, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) such action has been taken with respect to the recording, filing, registering and depositing and rerecording, refiling, reregistering and redepositing of this Agreement and each supplement hereto as is necessary to comply with the preceding paragraph of this Section and reciting the details of such action or (ii) no such action is necessary for such purpose. In rendering any such opinion, such counsel may conclusively rely upon an Officers' Certificate as to the location of the Collateral.

         SECTION 5.04 Maintenance of Corporate Existence. The Company, at its own cost and expense, will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, except as otherwise specifically permitted in Section 5.05; provided, however, that the Company shall not be required to preserve any right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of its business.

         SECTION 5.05  Consolidation, Merger or Sale of Assets Permitted.

         (a) The Company shall not consolidate with or merge into any other corporation or sell or convey all or substantially all of its assets to any Person, unless the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by sale or conveyance all or substantially all of the assets of the Company, shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall execute and deliver to the Trustee an agreement in form reasonably satisfactory to the Trustee containing an assumption by such successor corporation of the due and punctual performance and observance of each covenant and condition of this Indenture to which the Company is a party.

         (b) Immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

         Upon any consolidation or merger, or any sale or conveyance, of all or substantially all of the assets of the Company, the successor corporation formed by such consolidation or into which the Company is merged or to which such sale or conveyance is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. No such sale or conveyance of all or substantially all of the assets of the Company as an entirety shall have the effect of releasing the Company or any successor corporation which shall theretofore have become such from its liability hereunder.

         (c) The Trustee may accept an Officer's Certificate and an Opinion of Counsel of the Company as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption complies with the provisions of this Section 5.05.

                                   ARTICLE SIX

                         Concerning the Holders of Notes

         SECTION 6.01 Company to Furnish Trustee with Names and Addresses of Noteholders. The Company will furnish to the Trustee within 15 days after each Record Date with respect to a Scheduled Payment, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of all information in the possession or control of the Company as to the names and addresses of the Noteholders, in each case as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the sole Registrar, no such list need be furnished; and provided further, however, that no such list need be furnished for so long as a copy of the Register is being furnished to the Trustee pursuant to Section 7.12.

         SECTION 6.02 Preservation of Information; Communications to Noteholders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Noteholders contained in the most recent Register or list furnished to the Trustee as provided in Section 7.12 or Section 6.01, as the case may be, and the names and addresses of holders of Registered Notes received by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any Register or list furnished to it as provided in Section
7.12 or Section 6.01, as the case may be, upon receipt of a new Register or list so furnished.

         SECTION 6.03 Reports by Trustee.

         (a) Within 60 days after May 15 of each year commencing with the year 2000, the Trustee shall transmit to the Noteholders, as provided in Section 313(c) of the Trust Indenture Act, a report dated as of such May 15, if required by Section 313(a) of the Trust Indenture Act. The Trustee shall also comply with
Section 313(b) of the Trust Indenture Act.

         (b) A copy of each such report shall, at the time of transmission to Noteholders, be filed by the Trustee with each stock exchange (if any) upon which the Notes are listed, and also with the Commission. The Companies will notify the Trustee when the Notes are listed on any stock exchange and any subsequent change with respect thereto.

         SECTION 6.04 Reports by the Company.  The Company shall:

         (a) file with the Trustee, within 30 days after it is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which it is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or if it is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission pursuant to Section 314(a)(1) of the Trust Indenture Act, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

         (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by it with the conditions and covenants provided for in this Agreement, as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 1.2;

         (c) transmit to all Noteholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 6.04 as may be required by rules and regulations prescribed by the Commission; and

         (d) furnish to the Trustee, not less often than annually, a certificate from the principal executive officer, principal financial officer or principal accounting officer thereof as to his or her knowledge of the Company's compliance with all conditions and covenants under this Agreement. For purposes of this subsection (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Agreement.

                                  ARTICLE SEVEN

                                   The Trustee

         SECTION 7.01 Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

                           (i) the Trustee undertakes to perform only such duties as are specifically set forth in this Indenture, and no implied covenants, duties or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the form of the same to determine whether or not they substantially conform to the requirements of this Indenture, but shall be under no duty to investigate the facts contained therein.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the right and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                           (ii) the Trustee shall not be liable for any error of judgement made in good faith by a Responsible Officer of the Trustee;

                           (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of Notes representing more than 50% of the aggregate unpaid principal amount of Notes then outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                           (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that payment of such funds or adequate indemnity against such risk is not reasonably assured to it.

         (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 7.02 Notice of Defaults. As promptly as practicable after, and in any event within 30 days after, the occurrence of any default (as such term is defined below) hereunder, the Trustee shall transmit by mail to the Noteholders and the Company, in accordance with Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on a Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the registered holders of the Notes. For the purpose of this Section, the term "default" means the occurrence of any Event of Default, except that in determining whether any such Event of Default has occurred for the purposes of this paragraph any grace period or notice in connection therewith shall be disregarded.

         SECTION 7.03 Certain Rights of Trustee. Except as otherwise provided in
Section 7.01:

                           (i) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Request;

                           (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon any Officer's Certificate;

                           (iv) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                           (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                           (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document;

                           (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                           (viii) to the extent the provisions of this Section
         7.03 are inconsistent with the duties of the Trustee as required by
         Section 315 of the Trust Indenture Act, the requirements of such
         Section 315 shall prevail.

         SECTION 7.04. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the Notes of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. The

Trustee makes no representations as to the validity or sufficiency of this Indenture or the Notes, except that the Trustee hereby represents and warrants that this Indenture has been executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

         SECTION 7.05. May Hold Notes. The Trustee or any of its Affiliates, in their respective individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee.

         SECTION 7.06 Money Held by Trustee. Any money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or by law and the Trustee shall not have any liability for interest upon any such moneys except as provided for herein.

         SECTION 7.07.  Compensation and Reimbursement.  The Company agrees:

                           (i) to pay, or cause to be paid, to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (ii) except as otherwise expressly provided herein, to reimburse, or cause to be reimbursed, the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith or as may be incurred due to the Trustee's breach of its representations and warranties set forth in
         Section 7.04;

                           (iii) to indemnify, or cause to be indemnified, the Trustee for, and to hold it harmless against, any loss, liability or expense (other than for or with respect to any tax) incurred without negligence, willful misconduct or bad faith, on its part, arising out of or in connection with the acceptance or administration of this Indenture, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except for any such loss, liability or expense incurred by reason of the Trustee's breach of its representations and warranties set forth in Section 7.04. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel with the consent of the Company, and the Company will pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent; and

                           (iv) to indemnify, or cause to be indemnified, the Trustee for, and to hold it harmless against, any tax (other than for or with respect to any tax referred to in the next paragraph, provided that no indemnification shall be available with respect to any tax attributable to the Trustee's compensation for serving as such) incurred without negligence, willful misconduct or bad faith, on its part, arising out of or in connection with the acceptance or administration of this Pass Through Trust, including any costs and expenses reasonably incurred in contesting the imposition of any such tax. The Trustee, shall notify the Company promptly of any tax for which it may seek indemnity. The Company shall defend against the imposition of such tax and the Trustee shall cooperate in the defense. The Trustee may have separate counsel with the consent of the Company, and the Company will pay the reasonable fees and expenses of such counsel. The Company need not pay for any taxes paid, in settlement or otherwise, without its consent.

         In addition, the Trustee shall be entitled to reimbursement from, and shall have a lien prior to the Notes upon, all property and funds held or collected by the Trustee in its capacity as Trustee for any tax incurred without negligence, bad faith or willful misconduct, on its part, arising out of or in connection with the acceptance or administration of this Indenture (other than any tax attributable to the Trustee's compensation for serving as such), including any costs and expenses reasonably incurred in contesting the imposition of any such tax. If the Trustee reimburses itself for any such tax, it will within 30 days mail a brief report setting forth the circumstances thereof to all Noteholders as their names and addresses appear in the Register.

         The Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee in its capacity as Trustee.

         SECTION 7.08. Corporate Trustee Required; Eligibility. This Indenture shall at all times have a Trustee which shall be eligible to act as a trustee under Section 310(a) of the Trust Indenture Act and shall have a combined capital and surplus of at least $100,000,000 or the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or of the District of Columbia and having a combined capital and surplus of at least $100,000,000. Any successor Trustee shall have a combined capital of at least $250,000,000 or shall have its obligations unconditionally guaranteed by a corporation meeting the criteria set forth in the immediately preceding sentence, and having a combined capital and surplus of at least $250,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 7.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         The Trustee shall comply with Section 310(b) of the Trust Indenture
Act.

         In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.09.

         SECTION 7.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Company, within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Noteholders holding Notes representing more than 50% of the aggregate unpaid principal amount of Notes then outstanding delivered to the Trustee and the Company.

         (d) If at any time:

                           (i) the Trustee shall fail to comply with Section 310 of the Trust Indenture Act after written request therefor by the Company or by any Noteholder who has been a bona fide Noteholder for at least six months; or

                           (ii) the Trustee shall cease to be eligible under
         Section 7.08 and shall fail to resign after written request therefor by the Companies or by any such Noteholder; or

                           (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any case, (x) the Company may remove the Trustee or (y) subject to
Section 4.06, any Noteholder who has been a bona fide Noteholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If a Responsible Officer of the Trustee shall obtain actual knowledge of an Avoidable Tax (as hereinafter defined) which has been or is likely to be asserted, the Trustee shall promptly notify the Company and shall, within 30 days of such notification, resign hereunder unless within such 30-day period the Trustee shall have received notice that the Company has agreed to pay such tax. The Company shall promptly appoint a successor Trustee in a jurisdiction where there are no Avoidable Taxes. As used herein, an "Avoidable Tax" means a state or local tax: (i) upon (w) the Indenture, (x) the Collateral, (y) Noteholders or
(z) the Trustee for which the Trustee is entitled to seek reimbursement from the Collateral, and (ii) which would be avoided if the Trustee were located in another state, or jurisdiction within a state, within the United States. A tax shall not be an Avoidable Tax if the Company shall agree to pay, and shall pay, such tax.

         (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Company shall promptly appoint an interim successor Trustee. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Noteholders representing more than 50% of the aggregate unpaid principal then outstanding delivered to the Company and the interim successor Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the interim successor Trustee. If no successor Trustee shall have been so appointed as provided above and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Noteholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (g) The successor Trustee shall give notice of the resignation and removal of the Trustee and appointment of the successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Noteholders as their names and addresses appear in the Register. Each notice shall include the name of such successor Trustee and the address of its Corporate Trust Office.

         SECTION 7.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07. Upon request of any such successor Trustee, the Company, the retiring Trustee and such successor Trustee shall execute and deliver any and all instruments containing such provisions as shall be necessary or desirable to transfer and confirm to, and for more fully and certainly vesting in, such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 7.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

         SECTION 7.12. Maintenance of Agencies. (a) There shall at all times be maintained in the Borough of Manhattan, The City of New York, an office or agency where Notes may be presented or surrendered for registration of transfer or for exchange, and for payment thereof and where notices and demands to or upon the Trustee in respect of the Notes or of this Indenture may be served. Such office or agency shall be initially at __________________________. Written notice of the location of each such other office or agency and of any change of location thereof shall be given by the Trustee to the Company and the Noteholders. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

         (b) There shall at all times be a Registrar and a Paying Agent (each an "Authorized Agent") hereunder. Each such Authorized Agent shall be a bank or trust company, shall be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, with a combined capital and surplus of at least $100,000,000, or, if the Trustee shall be acting as the Registrar or Paying Agent hereunder, a corporation the obligations of which are guaranteed by a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, with a combined capital and surplus of at least $100,000,000, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by Federal or state authorities. The Trustee shall initially be the Paying Agent and Registrar hereunder. Each Registrar shall furnish to the Trustee, at stated intervals of not more than six months, and at such other times as the Trustee may request in writing, a copy of the Register.

         (c) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor corporation.

         (d) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee and the Company. The Company may, and at the request of the Trustee shall, at any time terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), the Company shall promptly appoint a qualified successor Authorized Agent, reasonably satisfactory to the Trustee, to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section. The Company shall give written notice of any such appointment made by them to the Trustee; and in each case the Trustee shall mail notice of such appointment to all Noteholders as their names and addresses appear on the Register.

         (e) The Company agrees, severally and not jointly, to pay, or cause to be paid, pursuant to separate agreements from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses.

         SECTION 7.13. Money for Note Payments to Be Held by Trustee. All moneys deposited with any Paying Agent for the purpose of any payment on Notes shall be deposited and held in trust for the benefit of the Noteholders entitled to such payment, subject to the provisions of this Section.

         The Trustee will cause each Paying Agent other than the Trustee to execute and deliver to it an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for payments on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by any obligor upon the Notes in the making of any such payment; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any

Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         SECTION 7.14. Preferential Collection of Claims. The Trustee shall comply with Sections 311(a) and (b) of the Trust Indenture Act, excluding any creditor relationship arising under Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated.


                                  ARTICLE EIGHT

                            SUPPLEMENTS TO INDENTURE

         SECTION 8.01 Supplements to Indenture Without Consent of Noteholders. Without the consent of the Noteholders, the Company may, and the Trustee (subject to Section 8.03) shall, at any time and from time to time enter into one or more agreements supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein contained;

                  (b) to add to the covenants of the Company for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Company;

                  (c) to cure any ambiguity, to correct any manifest error to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided that any such action shall not adversely affect the interests of the Noteholders; or

                  (d) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to continue the qualification of this Indenture (including any supplemental agreement) under the Trust Indenture Act, or under any similar Federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereafter enacted.

         SECTION 8.02 Supplements to Indenture with Consent of Noteholders. With the consent of the Noteholders representing more than 50% of the aggregate unpaid principal then outstanding, by Act of such Noteholders delivered to the Company and the Trustee, the Company may, and the Trustee (subject to Section 8.03) shall, enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights and obligations of the Noteholders under this Indenture; provided, however, that no such supplemental agreement shall, without the consent of each registered holder of an outstanding Note affected thereby:

                  (a) reduce in any manner the amount of, or change the date of, any payments on the Notes, or change the place of payment where, or the coin or currency in which, any Note is payable, or impair the right to institute suit for the enforcement of any such payment or distribution on or after the Scheduled Payment Date applicable thereto;

                  (b) permit the disposition of any Collateral except as permitted by this Indenture;

                  (c) reduce the percentage of the aggregate unpaid principal then outstanding required for any such supplemental agreement, or reduce such percentage required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided or in this Indenture;

                  (d) modify any of the provisions of this Section or Section 4.05, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the registered holder of each Note affected thereby.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 8.03 Documents Affecting Immunity or Indemnity. If in the opinion of the Trustee any document required to be executed by it pursuant to the terms of Section 8.01 or 8.02 affects any interest, right, duty, obligation, immunity or indemnity in favor of the Trustee under this Indenture, the Trustee may in its discretion decline to execute such document.

         SECTION 8.04 Execution of Supplements to Indentures. In executing, or accepting the additional trusts created by, any supplemental agreement permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Indenture.

         SECTION 8.05 Effect of Supplements to Indenture. Upon the execution of any supplemental agreement under this Article, this Indenture shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Indenture for all purposes; and every Noteholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 8.06 Conformity with Trust Indenture Act. Every supplemental agreement executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 8.07 Reference in Notes to Supplements to Indentures. Notes authenticated and delivered after the execution of any supplemental agreement pursuant to this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental agreement, and, in such case, suitable notation may be made upon outstanding Notes after proper presentation and demand.


                                  ARTICLE NINE

                                  Miscellaneous

         SECTION 9.01. Rights Confined to Parties and Holders. Nothing expressed or implied herein shall be construed to confer upon any person, firm or corporation, other than the parties hereto and the holders of the Notes, any right, remedy or claim under or by reason of this Agreement or of any term, agreement or condition herein, and all the terms, covenants and conditions herein shall be for the sole and exclusive benefit of the parties hereto and their successors and of the holders of the Notes.

         SECTION 9.02. No Recourse. No recourse under this Agreement shall be had against any person, solely by reason of the fact that he is a stockholder, officer or director of the Company, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed that this Agreement is solely a corporate obligation, and that no personal liability whatever shall attach to or be incurred by any person, solely by reason of the fact that he is a stockholder, officer or director of the Company, under or by reason of any of the terms, agreements or conditions contained in this Agreement, or implied therefrom, and that any and all such personal liability, either at common law or in equity, or by statute or constitution, is hereby expressly waived as a condition of and consideration for the execution of this Agreement.

         SECTION 9.03. Binding Upon Assigns. Except as otherwise provided herein, the provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 9.04. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been received by the addressee on the date of actual receipt (if such date is a Business Day, otherwise on the next Business Day), if transmitted by mail, telex, telecopy (confirmed by hard copy) or similar transmission, or by hand, addressed as follows: (a) in the case of the Company, 225 West Washington Street, Chicago, Illinois 60606, marked to the attention of its Treasurer, or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Trustee, the address set forth in the definition of Corporate Trust Office in Section 1.01 or such other address as may hereafter be furnished to the Company in writing by the Trustee and (c) in the case of any holder of Notes, at its address shown on the registry books maintained by the Trustee or at such other address as such holder may from time to time furnish to the Trustee for such purpose. An affidavit by any person representing or acting on behalf of the Company or the Trustee, as to such mailing, having the registry receipt attached, shall be conclusive evidence of the giving of such demand, notice or communication.

         SECTION 9.05. Effect of Headings; Date Executed; and Governing Law. (a) The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         (b) This Agreement shall be deemed to have been executed on the date of the acknowledgment thereof by the officer of the Trustee who signed it on behalf of the Trustee.

         (c) This Agreement shall be governed by the laws of the State of Illinois.

         SECTION 9.06. Legal Holidays. In any case where any date for payment of interest, date for payment of rental or date of maturity of any installment of principal on the Notes shall not be a Business Day, then, notwithstanding any other provision of this Agreement or the Notes, payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date for payment of interest, date for payment of rental or date of maturity of any installment of principal on the Notes, and if payment is made on such next succeeding Business Day no interest shall accrue on the amount of such payment for the period from and after such date for payment of interest, or for payment of rental or date of maturity of any installment of principal on the Notes, as the case may be, to and including such next succeeding Business Day.

         SECTION 9.07. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective corporate seals, duly attested, to be hereunto affixed as of the day and year first above written.

                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                              as Trustee


                                            By
                                              ----------------------------------
                                            Title:

Attest:


-------------------------

                                             UNION TANK CAR COMPANY



                                            By
                                              ----------------------------------
                                            Title:

Attest:



-------------------------
       Secretary

STATE OF ____________,     )
                           )  ss.:
COUNTY OF __________,      )


         On this ____ day of May 1999, before me personally appeared ___________________, to me personally known, who, being by me duly sworn, says that such person is ______________________ of THE FIRST NATIONAL BANK OF CHICAGO, and that said instrument was signed on behalf of said bank by authority of its Board of Directors and he acknowledged that the execution of the foregoing instrument was the free act and deed of said bank.



                                                    ----------------------------
                                                           Notary Public


[Notarial Seal]

My Commission expires _______________

STATE OF ILLINOIS,         )
                           )  ss.:
COUNTY OF COOK,            )


         On this ____ day of May 1999, before me personally appeared ___________________, to me personally known, who, being by me duly sworn, says that he is _________________________ of UNION TANK CAR COMPANY, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and he acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.



                                                      --------------------------
                                                           Notary Public

[Notarial Seal]

My Commission expires _______________

                                     FORM OF
                            LETTER OF REPRESENTATIONS


                             UNION TANK CAR COMPANY
                                     Issuer


                       THE FIRST NATIONAL BANK OF CHICAGO
                                     Trustee


                                                                    May __, 1999

Attention:  General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, New York  10041


Re: Senior Secured Notes Due 2010

Ladies and Gentlemen:

         This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Bonds"). The First National Bank of Chicago will act as trustee (the "Trustee") with respect to the Bonds pursuant to an indenture dated as of May __, 1999. Pursuant to an underwriting agreement dated May __, 1999, by and among the Issuer and Salomon Smith Barney ("Underwriter"), the Issuer has agreed to issue, and Underwriter has agreed to purchase, the Bonds.

         To induce The Depository Trust Company ("DTC") to accept the Bonds as eligible for deposit at DTC, and act in accordance with its Rules with respect to the Bonds, the Issuers and the Trustee make the following representations to
DTC:

         1. Subsequent to Closing on the Bonds on May __, 1999, there shall be deposited with DTC one Bond certificate in registered form registered in the name of DTC's nominee, Cede & Co., [for each stated maturity of the Bonds in the face amount set forth on Schedule A hereto, the total of which represents [__________%] of the principal amount of such Bonds.] [If, however, the aggregate principal amount of any maturity exceeds $[___________], one certificate will be issued with respect to each $[___________] of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each $100,000,000 Bond certificate shall bear the following legend:

   Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         2. In the event of any solicitation of consents from and voting by holders of the Bonds, the Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent possible, send notice of such record date not less than 15 calendar days in advance of such record date to the extent possible.

         3. In the event of a full or partial redemption or an advance refunding of outstanding Bonds, the Issuer or Trustee shall send notice of such event to DTC not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date the proceeds are deposited in escrow.

         4. In the event of a partial redemption or an advance refunding of part of the Bonds, the Issuer or Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Bondholders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before the Publication Date. The Issuer or the Trustee will forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and timeliness of the notice.) The Publication Date shall not be less than 30 days nor more than 60 days prior to the redemption date.

         5. In the event of an invitation to tender the Bonds, notice by the Issuers or the Trustee to Bondholders specifying the terms of the tender and the Publication Date shall be sent to DTC by a secure means.

         6. All notices and payment advices sent to DTC shall contain the CUSIP number of the Bonds.

         7. Notices to DTC pursuant to Paragraph 2 by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to Paragraph 2 by mail or by any other means shall be sent to:

                             Supervisor; Proxy
                             Reorganization Department
                             The Depository Trust Company
                             7 Hanover Square, 23rd Floor
                             New York, NY  10004-2695

         8. Notices to DTC pursuant to Paragraphs 3 and 4 by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4164 or (516) 227-4190, and receipt of such notices shall be confirmed by telephoning (516) 227-4070. Notices to DTC pursuant to Paragraphs 3 and 4 by mail or by any other means shall be sent to:

                             Call Notification Department
                             The Depository Trust Company
                             711 Stewart Avenue
                             Garden City, NY  11530-4719

         9. Notices to DTC pursuant to Paragraph 5 and notices of other corporate actions (including mandatory tenders, exchanges, and capital changes) by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning
(212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                             Manager; Reorganization Department
                             Reorganization Window
                             The Depository Trust Company
                             7 Hanover Square, 23rd Floor
                             New York, NY  10004-2695

         10. Trustee shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than

$1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably five, but not less than two, business days prior to such payment date. Such notices, which shall also contain Trustee contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or by mail or by any other means to:

                             Manager; Announcements
                             Dividend Department
                             The Depository Trust Company
                             7 Hanover Square, 22nd Floor
                             New York, New York  10004
                             Telecopier:  (212) 709-2695

         11. Interest payments and payments of principal that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds on each payment date (or the equivalent in accordance with existing arrangements between the Issuers or Trustee and DTC). Such payments shall be made payable to the order of Cede & Co. Absent any other existing arrangements such payments shall be addressed as follows:

                             Manager; Cash Receipts
                             Dividend Department
                             The Depository Trust Company
                             7 Hanover Square, 4th Floor
                             New York, New York  10004

         12. Securities Eligible for DTC's Same-Day Funds Settlement System ("SDFS")

         Other payments of principal (redemption payments) shall be made in same day funds by Trustee in the manner set forth in the SDFS Paying Agent Operating Procedures, a copy of which previously has been furnished to the Trustee.

         Securities Eligible for DTC's Next-Day Funds Settlement System ("NDFS")

         Other payments of principal (redemption payments) shall be made in next-day funds by Trustee to Cede & Co., as nominee of DTC, or its registered assigns, on each payment date. Such payments shall be made payable to the order of Cede & Co., and shall be addressed as follows:

                             NDFS Redemption Department
                             The Depository Trust Company
                             55 Water Street, 50th Floor
                             New York, NY  10041-0099

         13. DTC may direct the Issuer or Trustee to use any other telephone number or address as the number or address to which notices or payments of interest or principal may be sent.

         14. In the event of a redemption, acceleration or any other similar transaction (e.g., tender made and accepted in response to the Issuer's or the Trustee's invitation) necessitating a reduction in aggregate principal amount of Bonds outstanding or an advance refunding of part of the Bonds outstanding, DTC, in its discretion: (a) may request the Issuer or the Agent to issue and authenticate a new Bond certificate, or (b) may make an appropriate notation on the Bond certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate must be presented to the Issuer or Agent prior to payment.

         15. In the event that the Issuer determines that beneficial owners of Bonds shall be able to obtain certificated Bonds, the Issuer or the Trustee shall notify DTC of the availability of Bond certificates. In such event, the Issuer or the Trustee shall issue, transfer and exchange Bond certificates in appropriate amounts, as required by DTC and others.

         16. DTC may determine to discontinue its service as securities depository with respect to the Bonds at any time by giving reasonable notice to the Issuer or the Trustee (at which time DTC will confirm with the Issuer or the Trustee the aggregate principal amount of the Bonds outstanding). Under such circumstances, at DTC's request the Issuer and the Trustee shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Bonds to any DTC Participant having Bonds credited to its DTC accounts.

         17. Nothing herein shall be deemed to require the Trustee to advance funds on behalf of the Issuers.

                                    Very truly yours,

                                    UNION TANK CAR COMPANY

                                    By:
                                       --------------------------

                                    Its:
                                        -------------------------



                                    THE FIRST NATIONAL BANK OF CHICAGO
                                    Trustee


                                    By:
                                       --------------------------

                                    Its:
                                        -------------------------



Received and Accepted:

THE DEPOSITORY TRUST COMPANY


By:

Its:


cc:Salomon Smith Barney
   Mayer, Brown & Platt